PREFERRED VOICE, INC.

                                  Common Stock

                            -------------------------


                             SUBSCRIPTION AGREEMENT

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                           SUBSCRIPTIONS INSTRUCTIONS

         Except as provided by applicable law, your subscription for Common Stock (the "Stock" or the "Shares") of Preferred Voice, Inc. is irrevocable. The Company, in its absolute discretion, may reject the subscription request of any person. Any representation to the contrary is unauthorized and must not be relied upon.

         Two copies of the Subscription Agreement must be properly and fully completed and signed and returned to the Company. If the Shares subscribed for are to be owned by more than one person or entity, each co-subscriber must comply with the subscription instructions. IF AN INVESTMENT IN THE STOCK IS TO BE MADE OUT OF FUNDS WHICH ARE COMMUNITY PROPERTY OR IN THE JOINT NAME OF HUSBAND AND WIFE, BOTH SPOUSES MUST SIGN ALL DOCUMENTS.

      Subscriber(s) sign(s) as "Subscriber". All Trustees or Partners must sign according to the signature requirements of the Trust or Partnership.

      Corporations, partnerships, employee benefit plans and trusts must also furnish complete and appropriate authorizing instruments (corporate resolutions, certificate of incorporation and by-laws, employee benefit plan, partnership agreement or trust instrument).

      Payment: $_____ per share by check payable to the Company. The undersigned encloses herewith the consideration ("Purchase Price") required to purchase the number of shares of Stock subscribed for hereunder. Payment of the Purchase Price is being made by delivery to the Company of a check made payable to the Company in the amount of $______ for each share of the Stock subscribed.

      The Shares are being offered for sale solely to "accredited investors" and that term is defined in Rule 501 under the Securities Act of 1933, as amended.

IF YOU HAVE ANY QUESTIONS ABOUT THESE SUBSCRIPTION AGREEMENT OR SUBSCRIPTION INSTRUCTIONS OR NEED ADDITIONAL COPIES, PLEASE CONTACT MARY MERRITT, VICE PRESIDENT OF PREFERRED VOICE, INC. AT (214) 265-9580. HER FAX NUMBER IS (214) 265-9663.


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                             SUBSCRIPTION AGREEMENT

                              PREFERRED VOICE, INC.



Preferred Voice, Inc.
6500 Greenville Avenue, Suite 570
Dallas, Texas 75206

Gentlemen:

         The undersigned (the "Subscriber") understands that Preferred Voice, Inc., a Delaware corporation (the "Company"), is offering for sale shares of Common Stock (the "Shares" or "Stock") for $_____ per Share. Subscriber understands that the offering of the Shares (the "Offering") is being made without registration of the Shares under the Securities Act of 1933, as amended (the "Securities Act"), or any securities, "blue sky" or other similar laws of any state ("State Securities Laws"). Unless otherwise defined herein, capitalized terms shall have the same meanings as those ascribed to them in the Memorandum.

1. Subscription. The Subscriber hereby subscribes for and agrees to purchase the number of Shares set forth on Appendix A hereto for the aggregate purchase price set forth thereon upon acceptance of this Subscription Agreement by the Company. The Subscriber hereby agrees that this Subscription Agreement shall be irrevocable and shall survive the death, dissolution or legal incapacity of the Subscriber.

2. Payment for Shares. The undersigned has enclosed herewith the consideration ("Purchase Price") required to purchase the number of shares of Stock subscribed for hereunder. Payment of the Purchase Price is being made by delivery to the Company of a check made payable to the Company in the amount of $______ for each share of Stock subscribed.

         If this subscription is not accepted or the Offering is terminated by the Company for reasons, all documents will be returned to the Subscriber.

3. Funds. All payments made as provided in Paragraph 2 hereof shall be deposited by the Company in its operating accounts and shall be available for immediate use by the Company.

4. Acceptance of Subscription. The Subscriber understands and acknowledges that (a) the Company has the unconditional right, exercisable in its sole and absolute discretion, to accept or reject this Subscription Agreement, in whole or in part, (b) subscriptions need not be accepted in the order received, (c) all subscriptions are subject to prior sale, withdrawal, modification, or cancellation of the Offering by the Company, (d) no subscription shall be valid unless and until accepted by the Company, (e) this Subscription Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company, (f) the Company has the unconditional right, exercisable in its sole discretion, to accept this Subscription Agreement, and (g) notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue the Shares to any person to whom the issuance of the Shares would constitute a violation of the Securities Act or any State Securities Laws. The Company will deliver certificates representing the Shares purchased by the Subscriber to the Subscriber promptly after closing.

5 Representations and Warranties of the Company. As of the closing, the Company represents and warrants that:

         (a) The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, with the required corporate power and authority to conduct its business as it is currently being conducted and to own its assets.

         (b) The Shares will have been duly authorized and, when issued and paid for, will be duly issued, fully paid and nonassessable obligations of the Company.

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6.       Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company and to each officer, director and agent of the Company as follows:

         (a)      General.
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                        (i) The Subscriber has all requisite  authority to enter
         into this Subscription Agreement and to perform all of the obligations required to be performed by the Subscriber hereunder.

                       (ii) The Subscriber is the sole party in interest and is not acquiring the Shares as an agent or otherwise for any other person. The Subscriber is a resident of the state set forth opposite its name on the signature page hereto and (A) if a corporation, partnership, trust or other form of business organization, it has its principal office within such state; (B) if an individual, he or she has his or her principal residence in such state; and (C) if a corporation, partnership, trust or other form of business organization which was organized for the specific purpose of acquiring the Shares, all of the beneficial owners are residents of such state.

         (b)      Information Concerning the Company.
                  ----------------------------------

                        (i) The Subscriber has received a copy of a Confidential Private Placement Memorandum, dated May, 2000 (the "Memorandum") relating to the offering of the Shares and has read carefully and understands the Memorandum.

                       (ii) The Subscriber (i) has received all the  information
         the Subscriber has deemed necessary to make an informed investment decision with respect to an acquisition of the Shares at a reasonable time prior to the execution of this Subscription Agreement; (ii) understands that the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange
         Act"), and has had the opportunity to review all publicly available filings (the "SEC Reports") made by the Company with the Securities and Exchange Commission (the "SEC") pursuant to either the Securities Act or the Exchange Act; (iii) has had the unrestricted opportunity to make such investigation as the Subscriber has desired pertaining to the Company and the acquisition of the Shares and to verify the information that is, and has been, available to the Subscriber; and (v) has had the opportunity to ask questions and to receive satisfactory answers from officers of the Company and other duly authorized representatives of the Company concerning the Company, including the business and financial condition, properties, operations, and prospects of the Company, and concerning the terms and conditions of the offering of the Shares.

                      (iii) The Subscriber understands that, unless the Subscriber notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Subscriber.

                       (iv) The Subscriber understands that the purchase of the Shares involves various risks, including, but not limited to, those outlined in the Memorandum, the SEC Reports and in this Subscription Agreement.

                        (v) The Subscriber is relying solely on the information contained in the Memorandum, including any supplement thereto, and the attachments and exhibits thereto, the SEC Reports and the answers to the questions with respect thereto furnished to the Subscriber by the Company or duly authorized representatives o the Company. No representations or warranties have been made to the Subscriber by the Company as to the tax consequences of this investment, or as to profits, losses or cash flow that may be received or sustained as a result of this investment, other than those contained in the Memorandum.


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                       (vi) All  documents,  records and books  pertaining  to a
         proposed investment in the Shares which the Subscriber has requested have been made available to the Subscriber.

         (c)      Status of the Subscriber.
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                        (i)  The  Subscriber  is  an  Accredited  Investor.  The
         Subscriber is able to bear the economic risk of this investment. The Subscriber has had the opportunity to consult with the Subscriber's own attorney, accountant and/or purchaser representative regarding this Subscriber's investment in the Shares and their suitability for purchase by the Subscriber, and to the extent necessary, the Subscriber has retained, at Subscriber's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits, risks and consequences of this Subscription Agreement and of purchasing and owning the Shares.

                       (ii) The Subscriber represents that the Subscriber is (CHECK EACH CATEGORY OF "ACCREDITED INVESTOR" BELOW, IF ANY, WHICH IS APPLICABLE TO THE SUBSCRIBER):

                           ( ) (A) a natural person whose  individual net worth,
                  or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                           ( ) (B) a natural person who had an individual income
                  in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                           ( ) (C) a bank as defined  in Section  3(a)(2) of the
                  Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Exchange Act; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors (as listed in categories (A)-(G));

                           ( ) (D) a private  business  development  company  as
                  defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

                           (  )  (E)  an   organization   described  in  Section
                  501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Shares;

                           ( ) (F) a trust,  with  total  assets  in  excess  of
                  $5,000,000 not formed for the specific purpose of acquiring the Shares whose purchase is directed by a person who has knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in Shares;

                           ( ) (G) an entity in which all of the  equity  owners
                  are Accredited Investors (as listed in categories (A)-(F)).


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                      (iii) The  Subscriber  agrees to  furnish  any  additional information requested to assure compliance with applicable Federal and State Securities Laws in connection with the purchase and sale of these Shares.

         (d)      Restrictions on Transfer or Sale of the Shares.
                  ----------------------------------------------

                        (i) The Subscriber is acquiring the Shares described solely for the Subscriber's own beneficial account, for investment purposes, and not with view to, or for resale in connection with, any distribution of the Shares. The Subscriber understands that the offer and the sale of the Shares has not been registered under the Securities Act or any State Securities Law by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Subscriber and of the other representations made by the Subscriber in this Subscription Agreement. The Subscriber understands that the Company is relying upon the representations, covenants and agreements contained in this Subscription Agreement (and any supplemental information) for the purposes of determining whether this transaction meets the requirements for such exemptions.

                       (ii) The Subscriber understands that the Shares are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Subscriber may dispose of the Shares only pursuant to an effective registration statement under the Securities Act or an exemption therefrom. The Subscriber understands that the Subscriber may not at any time demand the purchase by the Company of the Subscriber's Shares.

                      (iii) The Subscriber agrees: (A) that the Subscriber will not sell, assign, pledge, give, transfer or otherwise dispose of the Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Shares under the Securities Act and all applicable State Securities Laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the Company and any transfer agent for the Shares shall not be required to give effect to any purported transfer of any of the Shares except upon compliance with the foregoing restrictions; and (C) that a legend in substantially the following form will be placed on the certificates representing the Shares:

                  "The Shares represented by this document have not been registered under any securities laws and the transferability of the Shares therefore is restricted. The Shares may not be sold, assigned or transferred, nor will any assignee, vendee, transferee, or endorsee hereof be recognized as having an interest in such Shares by the Company for any purpose, unless (i) a registration statement under the Securities Act of 1933, as amended, with respect to such Shares shall then be in effect and such transfer has been qualified under applicable state securities laws, or unless (ii) the availability of an exemption from registration and qualification shall be established to the satisfaction of counsel for the Company."

                       (iv) The Subscriber agrees that Subscriber will not sell, assign, pledge, gift or transfer or otherwise dispose of the Shares or any interest therein, to the extent restricted by the Certificate of Incorporation of the Company .

                        (v) The Subscriber has not offered or sold any portion of the subscribed for Shares and has no present intention of dividing such Shares with others or of reselling or otherwise disposing of any portion of such Shares either currently or after the passage of a fixed or determinable period of time or upon the occurrence on nonoccurrence of any predetermined event or circumstance.


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7.       Survival  and  Indemnification.  All  representations,  warranties  and covenants contained in this Agreement and the indemnification contained
         in  this   Paragraph  8  shall  survive  (i)  the   acceptance  of  the
         Subscription   Agreement   by  the   Company,   (ii)   changes  in  the
         transactions, documents and instruments described in the Memorandum which are not material or which are to the benefit of the Subscriber, and (iii) the death or disability of the Subscriber. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants in determining the Subscriber's qualification and suitability to purchase the Shares. The Subscriber hereby agrees to indemnify, defend and hold harmless the Company, and its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys' fees and disbursements), judgment or amounts paid in settlement of actions arising out of or resulting from the untruth or any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Subscriber shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or State Securities laws.

8. Conditions to Obligations of the Company. The obligations of the Company to sell the number of Shares specified herein is subject to the condition that the representations and warranties of the Subscriber contained in this Subscription Agreement hereof shall be true and correct on and as of the Closing in all respects with the same effect as though such representations and warranties had been made on and as of the Closing.

9. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, telex, telecopier or overnight air courier guaranteeing next day delivery:

         (a) if to the Company, to it at the following address:

                                    Preferred Voice, Inc.
                                    6500 Greenville Avenue, Suite 570
                                    Dallas, Texas 75206
                                    Telecopy:  (214) 265-9663
                                    Attn: Mary Merritt

         (b) if to the Subscriber, to the address set forth on the signature page hereto, or at such other address as either party shall have specified by notice in writing to the other.

                  All notice and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when received if telexed or telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

10. Notification of Changes. The Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Closing which would cause any representation, warranty, covenant or other statement contained in this Subscription Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Closing.

11. Assignability. This Subscription Agreement is not assignable by the Subscriber, and may not be modified, waived or terminated except by an instrument in writing signed by the party against whom enforcement of such modifications, waiver or termination is sought.

12. Binding Effect. Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and binding upon such heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

13. Obligations Irrevocable. The obligations of the Subscriber shall be irrevocable, except with the consent of the Company, until the Closing or earlier termination of the Offering.